UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 October 8, 2004

                           Lexmark International, Inc.
               ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                         1-14050              06-1308215
--------------------------------         -------------      --------------------
  (State or other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                      File No.)        Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities
--   Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange
--   Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
--   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the
--   Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On Friday, October 8, 2004, Lexmark International, Inc., ("Lexmark" or the "company"), acting as Collection Agent and Originator (as defined in the agreement filed herewith), and its consolidated, wholly-owned subsidiary, Lexmark Receivables Corporation ("LRC"), as the Seller (as defined), entered into an Amended and Restated Receivables Purchase Agreement with CIESCO, LLC and Gotham Funding Corporation, as Investors, Citibank, N.A. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Banks, Citicorp North America, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Investor Agents, and Citicorp North America, Inc., as Program Agent for the Investors and Banks.

The amended agreement relates to Lexmark's U.S. accounts receivable facility. The company sells substantially all of its U.S. receivables to LRC. In October 2001, the company and LRC entered into an agreement to sell on a revolving basis an undivided interest in a designated pool of eligible receivables to CIESCO, LLC, an affiliate of Citibank, N.A. The primary purpose of this amendment was to extend the term of the facility to October 16, 2007, with required annual renewal of commitments in October 2005 and 2006. The amendment also includes the addition of Gotham Funding Corporation, an affiliate of The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a co-investor under the program. All other terms and conditions remain substantially unchanged.

The Amended and Restated Receivables Purchase Agreement referenced above is filed as Exhibit 10.1 to this Current Report and is hereby incorporated by reference into the above description of such amendment.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

     Exhibit No.    Description of Exhibit

     10.1 Amended and Restated Receivables Purchase Agreement, dated as of October 8, 2004, by and among Lexmark Receivables Corporation, as Seller, CIESCO, LLC and Gotham Funding Corporation, as the Investors, Citibank, N.A. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Banks, Citicorp North America, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Investor Agents, Citicorp North America, Inc., as Program Agent for the Investors and Banks and the company, as Collection Agent and Originator.

     10.2 Amendment No. 3 to Purchase and  Contribution  Agreement,  dated as of
          October 8, 2004, by and between the company, as Seller, and Lexmark Receivables Corporation, as Purchaser.






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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEXMARK INTERNATIONAL, INC.
                                   (Registrant)


                                   By:    /s/ Gary E. Morin
                                          -----------------------------------
                                   Name:  Gary E. Morin
                                   Title: Executive Vice President and Chief
                                            Financial Officer
Date: October 13, 2004






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




                                  EXHIBIT INDEX


     Exhibit No.    Description of Exhibit

     10.1 Amended and Restated Receivables Purchase Agreement, dated as of October 8, 2004, by and among Lexmark Receivables Corporation, as Seller, CIESCO, LLC and Gotham Funding Corporation, as the Investors, Citibank, N.A. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Banks, Citicorp North America, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Investor Agents, Citicorp North America, Inc., as Program Agent for the Investors and Banks and the company, as Collection Agent and Originator.

     10.2 Amendment No. 3 to Purchase and  Contribution  Agreement,  dated as of
          October 8, 2004, by and between the company, as Seller, and Lexmark Receivables Corporation, as Purchaser.





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